UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 5, 2013

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05                                           Costs Associated With Exit or Disposal Activities.

On April 5, 2013 the Company’s Board of Directors approved a plan to discontinue operations in its MBS & Rates and Credit Products divisions, the principal components of which were completed on April 10, 2013, and the remaining components of which are expected to be completed by the end of the second quarter of 2013.  The principal reason for this decision was to reduce operating and overhead expenses as a result of the impact that recent adverse events affecting the Company have had on these businesses.  Exiting these businesses, together with associated rightsizing of administrative and other support personnel, could impact up to approximately 160 employees. The plan does not include the Company’s other business operations, principally investment banking.

The Company expects that the total charge in connection with this plan will be approximately $15 million to $20 million.  Of the total charge, the Company estimates that approximately $11 million to $16 million will result in future cash expenditures.  The major types of costs associated with the plan, and an estimate of each, are as follows:

•                  approximately $11 million to $13 million related to severance and other compensation costs; and

•                  approximately $4 million to $7 million in costs associated with third-party vendor contracts and other costs (excluding lease commitments).

The Company is currently evaluating its alternatives with respect to its lease commitments and therefore is unable to estimate a lease restructuring cost, if any, at this time.

Item 7.01.                                        Regulation FD Disclosure.

The Company announced on April 10, 2013 that it is engaged in preliminary discussions with a third party regarding a potential business combination. There can be no assurance that these discussions will result in a transaction.

The Company announced the matters described in this Item 7.01, Item 2.05 above, and in Item 8.01 below, in a press release issued on April 10, 2013. The press release is filed herewith as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.                                        Other Events.

On April 10, 2013, the Company  announced that after having reopened the period during which stockholders of the Company could submit proposals for nominations to the Company’s Board of Directors, the Company has received a submission from Clinton Relational Opportunity Master Fund, L.P., a stockholder of the Company, of a slate of individuals, including Thomas Hughes, the Company’s Chief Executive Officer and a current director, that it intends to nominate for election to the Company’s Board of Directors at the Annual Meeting of Stockholders scheduled for May 23, 2013. If elected, these nominees would together constitute the entire Board of Directors.

Special Note Regarding Forward-Looking Statements

This current report contains “forward-looking statements.” These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. The Company’s forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and demand for the Company’s services within those markets and other risks, the risk that the Company’s preliminary discussions with a third party regarding a potential business combination will not result in a binding agreement or a completed transaction and factors identified from time to time in the Company’s filings with the Securities and Exchange Commission. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. The estimates contained in this press release represent the Company’s estimates and goals based on assumptions and information as of the date of this current report. There can be no assurance that any estimate made by the Company will prove to be accurate.   The plan described in this current report may not yield the desired results. You are cautioned not to place undue reliance on any forward-looking statements contained in this current report. The Company does not undertake to update any of its forward-looking statements.

Important Additional Information

Gleacher & Company, Inc., its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Gleacher stockholders in connection with the matters to be considered at Gleacher’s 2013 Annual Meeting. Gleacher intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from

Gleacher stockholders. GLEACHER STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Gleacher’s directors and executive officers in Gleacher stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.gleacher.com) in the section “Investor Relations-SEC Filings.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Gleacher’s 2013 Annual Meeting. Information can also be found in Gleacher’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 18, 2013. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Gleacher with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Gleacher’s website at www.gleacher.com or by writing to Gleacher & Company, Inc. at 1290 Avenue of the Americas, New York, New York 10104.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1 - Press Release of Gleacher & Company, Inc. dated April 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

	By:	/s/ Thomas J. Hughes
	Name:	Thomas J. Hughes
	Title:	Chief Executive Officer

Dated: April 11, 2013